EXHIBIT 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in the registration statement on Form SB-2 dated February 13, 2003, of our report dated February 11, 2002, relating to the financial statements of Ivoice, Inc. as of December 31, 2001 and 2000 and the reference to our Firm as experts in the registration statement.


                                    /s/ Mendlowitz Weitsen, LLP

                                    MENDLOWITZ WEITSEN, LLP


East Brunswick, New Jersey
February 13, 2003